                                                                    Exhibit 4.27







                         NEXTEL CAPITAL TRUST [I/II/III]





                              AMENDED AND RESTATED
                                 TRUST AGREEMENT




                                      among




                   NEXTEL COMMUNICATIONS, INC., as Depositor,

                      _______________, as Property Trustee,
                      _______________, as Delaware Trustee,

                                       and


              _______________, _______________ and _______________,
                           as Administrative Trustees



                           Dated as of ________, 200_

                         NEXTEL CAPITAL TRUST [I/II/III]

              Certain Sections of this Trust Agreement relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture Act Section                              Trust Agreement Section
Section 310(a)(1)...........................................................8.07
        (a)(2)..............................................................8.07
        (a)(3)..............................................................8.09
        (a)(4)....................................................Not Applicable
        (b).................................................................8.08
Section 311(a)..............................................................8.13
        (b) ................................................................8.13
Section 312(a)..............................................................5.07
        (b).................................................................5.07
        (c).................................................................5.07
Section 313(a)...........................................................8.14(a)
        (a)(4)...........................................................8.14(b)
        (b)..............................................................8.14(b)
        (c)..............................................................8.14(a)
        (d).....................................................8.14(a), 8.14(b)
Section 314(a)..............................................................8.15
        (b).......................................................Not Applicable
        (c)(1)........................................................8.15, 8.16
        (c)(2)..............................................................8.16
        (c)(3)....................................................Not Applicable
        (d).......................................................Not Applicable
        (e).................................................................8.16
Section 315(a)..............................................................8.01
        (b)........................................................8.02, 8.14(b)
        (c)..............................................................8.01(a)
        (d)...........................................................8.01, 8.03
        (e).......................................................Not Applicable
Section 316(a)....................................................Not Applicable
        (a)(1)(A)...........................................................8.19
        (a)(1)(B)...........................................................8.19
        (a)(2)....................................................Not Applicable
        (b).......................................................Not Applicable
        (c).......................................................Not Applicable
Section 317(a)(1) ................................................Not Applicable
        (a)(2)....................................................Not Applicable
        (b).................................................................5.09
Section 318(a).............................................................10.08

        Note: This Cross-Reference Table does not constitute part of the Trust Agreement and shall not affect the interpretation of any of its terms and provisions.

                                TABLE OF CONTENTS

                                                                                     Page
ARTICLE I DEFINED TERMS...............................................................1

Section 1.01   Definitions............................................................1

ARTICLE II ESTABLISHMENT OF THE TRUST................................................10

Section 2.01   Name..................................................................10
Section 2.02   Offices of the Trustees; Principal Place of Business..................11
Section 2.03   Initial Contribution of Trust Property; Organizational Expenses.......11
Section 2.04   Issuance of the Preferred Securities..................................11
Section 2.05   Subscription and Purchase of Junior Subordinated Debt
               Securities; Issuance of the Common Securities.........................11
Section 2.06   Declaration of Trust..................................................12
Section 2.07   Authorization to Enter into Certain Transactions......................12
Section 2.08   Assets of Trust.......................................................17
Section 2.09   Title to Trust Property...............................................17
Section 2.10   Mergers and Consolidations of the Trust...............................18

ARTICLE III PAYMENT ACCOUNT..........................................................19

Section 3.01   Payment Account.......................................................19

ARTICLE IV DISTRIBUTIONS; REDEMPTION; EXCHANGE.......................................19

Section 4.01   Distributions.........................................................19
Section 4.02   Redemption............................................................20
Section 4.03   Subordination of Common Securities....................................22
Section 4.04   Payment Procedures....................................................23
Section 4.05   Tax Returns and Reports...............................................23
Section 4.06   Payments under the Indenture..........................................23
Section 4.07   Exchange of Preferred Securities......................................23
Section 4.08   Withholding...........................................................24

ARTICLE V TRUST SECURITIES CERTIFICATES..............................................25

Section 5.01   Initial Ownership.....................................................25
Section 5.02   The Trust Securities Certificates.....................................25
Section 5.03   Execution and Delivery of Trust Securities Certificates...............25
Section 5.04   Registration of Transfer and Exchange of Preferred
               Securities Certificates...............................................25
Section 5.05   Mutilated, Destroyed, Lost or Stolen Trust Securities
               Certificates..........................................................26
Section 5.06   Persons Deemed Securityholders........................................26
Section 5.07   Access to List of Securityholders' Names and Addresses................27
Section 5.08   Maintenance of Office or Agency.......................................27

Section 5.09   Appointment of Paying Agent...........................................27
Section 5.10   Ownership of Common Securities by Depositor...........................28
Section 5.11   Book-Entry Preferred Securities Certificates; Common
               Securities Certificate................................................28
Section 5.12   Notices to Clearing Agency............................................29
Section 5.13   Definitive Preferred Securities Certificates..........................29
Section 5.14   Rights of Securityholders.............................................30

ARTICLE VI ACTS OF SECURITYHOLDERS; MEETINGS; VOTING.................................30

Section 6.01   Limitations on Voting Rights..........................................30
Section 6.02   Notice of Meetings....................................................31
Section 6.03   Meetings of Holders of Preferred Securities...........................31
Section 6.04   Voting Rights.........................................................32
Section 6.05   Proxies, etc..........................................................32
Section 6.06   Securityholder Action by Written Consent..............................32
Section 6.07   Record Date for Voting and Other Purposes.............................32
Section 6.08   Acts of Securityholders...............................................33
Section 6.09   Inspection of Records.................................................34

ARTICLE VII REPRESENTATIONS AND WARRANTIES...........................................34

Section 7.01   Representations and Warranties of the Bank and the
               Property Trustee......................................................34
Section 7.02   Representations and Warranties of the Delaware Bank and
               the Delaware Trustee..................................................35
Section 7.03   Representations and Warranties of the Depositor.......................36

ARTICLE VIII THE TRUSTEES............................................................36

Section 8.01   Certain Duties and Responsibilities...................................36
Section 8.02   Certain Notices.......................................................38
Section 8.03   Certain Rights of Property Trustee....................................38
Section 8.04   Not Responsible for Recitals or Issuance of Securities................41
Section 8.05   May Hold Securities...................................................41
Section 8.06   Compensation; Fees; Indemnity.........................................41
Section 8.07   Trustees Required; Eligibility........................................42
Section 8.08   Conflicting Interests.................................................43
Section 8.09   Co-Trustees and Separate Trustee......................................43
Section 8.10   Resignation and Removal; Appointment of Successor.....................44
Section 8.11   Acceptance of Appointment by Successor................................46
Section 8.12   Merger, Conversion, Consolidation or Succession to Business...........46
Section 8.13   Preferential Collection of Claims Against Depositor or Trust..........46
Section 8.14   Reports by Property Trustee...........................................47
Section 8.15   Reports to the Property Trustee.......................................47
Section 8.16   Evidence of Compliance with Conditions Precedent......................47
Section 8.17   Number of Trustees....................................................47

Section 8.18   Delegation of Power...................................................48
Section 8.19   Voting................................................................48
Section 8.20   Enforcement of Rights of Property Trustee by Securityholders..........48

ARTICLE IX TERMINATION AND LIQUIDATION...............................................49

Section 9.01   Dissolution...........................................................49
Section 9.02   Termination...........................................................49
Section 9.03   Certificate of Cancellation...........................................49
Section 9.04   Liquidation...........................................................50

ARTICLE X MISCELLANEOUS PROVISIONS...................................................51

Section 10.01  Limitation of Rights of Securityholders...............................51
Section 10.02  Amendment.............................................................51
Section 10.03  Separability..........................................................53
Section 10.04  Governing Law.........................................................53
Section 10.05  Successors............................................................53
Section 10.06  Headings..............................................................53
Section 10.07  Notice and Demand.....................................................53
Section 10.08  Conflict with Trust Indenture Act.....................................54
Section 10.09  Acceptance of Terms of Trust Agreement, Guarantees and
               Subordinated Indenture................................................54
Section 10.10  Execution of Counterparts.............................................54


EXHIBIT A      Form of Common Securities Certificate
EXHIBIT B      Form of Expense Agreement
EXHIBIT C      Form of Preferred Securities Certificate

                      AMENDED AND RESTATED TRUST AGREEMENT

                THIS AMENDED AND RESTATED TRUST AGREEMENT is made as of ________, 200_, by and among (i) Nextel Communications, Inc., a Delaware corporation (the "Depositor" or the "Company"), (ii) __________, a banking corporation duly organized and existing under the laws of ____________, as trustee (the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Trustee, the "Bank"), (iii) __________, as Delaware trustee (the "Delaware Trustee" and, in its separate corporate capacity and not in its capacity as Delaware Trustee, the "Delaware Bank"), (iv) __________, an individual, __________, an individual, and __________, an individual, as administrative trustees (each an "Administrative Trustee" and together the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees referred to collectively as the "Trustees") and (v) the several Holders, as hereinafter defined.

                                   WITNESSETH:

                WHEREAS, the Depositor and the Delaware Trustee have heretofore duly declared and established a statutory trust pursuant to the Delaware Statutory Trust Act by the entering into that certain Trust Agreement, dated as of ________ __, 2003 (the "Original Trust Agreement"), and by the execution and filing by the Delaware Trustee with the Secretary of State of the State of Delaware of the Certificate of Trust, dated ________ __, 2003; and

                WHEREAS, the parties hereto desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the addition of the Bank, [individual], [individual] and [individual] as trustees of the Trust, (ii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Junior Subordinated Debt Securities, (iii) the issuance of the Common Securities by the Trust to the Depositor and (iv) the issuance and sale of the Preferred Securities by the Trust pursuant to the Underwriting Agreement.

                NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                    ARTICLE I

                                  DEFINED TERMS

                Section 1.01 Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                (a) the terms defined in this Article I have the meanings assigned to them in this Article I and include the plural as well as the singular;

                (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

                (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

                "ACT" has the meaning specified in Section 6.08.

                "ADMINISTRATIVE TRUSTEE" means each of the individuals identified as an "Administrative Trustee" in the preamble to this Trust Agreement solely in their capacities as Administrative Trustees of the Trust continued hereunder and not in their individual capacities, or such trustee's successor(s) in interest in such capacity, or any successor "Administrative Trustee" appointed as herein provided.

                "AFFILIATE" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "BANK" has the meaning specified in the preamble to this Trust Agreement.

                "BANKRUPTCY EVENT" means, with respect to any Person:

                        (i) the entry of a decree or order by a court having
                jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under federal bankruptcy law or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of such decree or order unstayed and in effect for a period of 90 consecutive days; or

                        (ii) the institution by such Person of proceedings to be
                adjudicated a bankrupt or insolvent, or the consent by the Person to the institution of bankruptcy or insolvency proceedings against the Person, or the filing by the Person of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by the Person to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or of any substantial part of its property, or the making by the Person of an assignment for the benefit of creditors, or the admission by the Person in writing of its inability to pay its debts generally as they become due, or the taking of action by such Person in furtherance of any such action.

                "BOOK-ENTRY PREFERRED SECURITIES CERTIFICATES" means certificates representing Preferred Securities issued in global, fully registered form to the Clearing Agency as described in Section 5.11.

                "BUSINESS DAY" means a day other than (i) a Saturday or a Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office or the Indenture Trustee's principal corporate trust office is closed for business.

                "CERTIFICATE DEPOSITORY AGREEMENT" means the agreement among the Trust, the Property Trustee and The Depository Trust Company, as the initial Clearing Agency, dated ________, ____, relating to the Preferred Securities, as the same may be amended and supplemented from time to time.

                "CERTIFICATE OF CANCELLATION" has the meaning specified in
Section 9.03.

                "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                "CLOSING DATE" means the date of execution and delivery of this Trust Agreement.

                "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                "COMMON SECURITY" means an undivided beneficial ownership interest in the assets of the Trust, designated as a "Trust Common Security," having a Liquidation Amount of $___ and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                "COMMON SECURITIES CERTIFICATE" means a certificate evidencing ownership of a Common Security or Securities, substantially in the form attached as Exhibit A.

                "COMPANY" has the meaning specified in the preamble hereto.

                "CORPORATE TRUST OFFICE" means the office of the Property Trustee at which its corporate trust business shall be principally administered, which office, as of the date of execution and delivery of this Trust Agreement, is located at the address set forth in Section 10.07.

                "DEFINITIVE PREFERRED SECURITIES CERTIFICATES" means either or both (as the context requires) of (i) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.11(a) and (ii) Preferred Securities Certificates issued in certificated, fully registered form as provided in Section 5.13.

                "DELAWARE BANK" has the meaning specified in the preamble to this Trust Agreement.

                "DELAWARE STATUTORY TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

                "DELAWARE TRUSTEE" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

                "DEPOSITOR" means Nextel Communications, Inc., in its capacity as "Depositor" under this Trust Agreement.

                "DISTRIBUTION DATE" has the meaning specified in Section
4.01(a).

                "DISTRIBUTIONS" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

                "EVENT OF DEFAULT" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                        (i) the occurrence of an Indenture Event of Default; or

                        (ii) default by the Trust in the payment of any
                Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

                        (iii) default by the Trust in the payment of any
                Redemption Price of any Trust Security when it becomes due and payable.

                "EXPENSE AGREEMENT" means the Agreement as to Expenses and Liabilities between the Company and the Trust, substantially in the form attached hereto as Exhibit B, as amended from time to time.

                "EXCHANGE ACT" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case, as amended from time to time.

                "EXTENSION PERIOD" has the meaning provided in Section 301 of the Subordinated Indenture.

                "FIDUCIARY INDEMNIFIED PERSON" has the meaning specified in this Trust Agreement.

                "GUARANTEE" means the Guarantee Agreement executed and delivered by the Company and ________________________, as Guarantee Trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

                "INDENTURE EVENT OF DEFAULT" means an "Event of Default" as defined in the Subordinated Indenture.

                "INDENTURE REDEMPTION DATE" means "Redemption Date," as defined in the Subordinated Indenture.

                "INDENTURE TRUSTEE" means the trustee under the Subordinated Indenture.

                "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, and any statute successor thereto, in each case, as amended from time to time.

                "INVESTMENT COMPANY EVENT" means the receipt by the Trust of an Opinion of Counsel rendered by a nationally recognized independent law firm, to the effect that, as a result of the occurrence of an amendment to or change in applicable law or regulations, or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Issue Date.

                "ISSUE DATE" means either the Closing Date or the Option Closing Date, whichever applies.

                "JUNIOR SUBORDINATED DEBT SECURITIES" means the $__________ aggregate principal amount of the Depositor's _______% Junior Subordinated Debt Securities due __________, issued pursuant to the Subordinated Indenture, which may be increased by an additional amount not to exceed $__________ aggregate principal amount of the Depositor's _______% Junior Subordinated Debt Securities due __________ issued pursuant to the Subordinated Indenture, the Underwriters' Overallotment Option and Section 2.05 herein.

                "LEGAL ACTION" has the meaning specified in Section 2.07.

                "LIEN" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

                "LIKE AMOUNT" means (i) Trust Securities having a Liquidation Amount equal to the principal amount of Junior Subordinated Debt Securities to be contemporaneously redeemed in accordance with the Subordinated Indenture and the proceeds of which will be used to pay the Redemption Price of such Trust Securities and (ii) Junior Subordinated Debt Securities having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Debt Securities are distributed.

                "LIQUIDATION AMOUNT" means the stated amount of $___ per Trust Security.

                "LIQUIDATION DATE" means the date on which Junior Subordinated Debt Securities are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.04.

                "LIQUIDATION DISTRIBUTION" has the meaning specified in Section 9.04.

                "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the Property Trustee; provided, that the term "Officers' Certificate" when used with reference to Administrative Trustees who are natural persons shall mean a certificate signed by two or more of the Administrative Trustees which otherwise satisfies the requirements below. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:


                        (i) a statement that each officer signing the Officers'
                Certificate has read the covenant or condition and the definitions relating thereto;

                        (ii) a brief statement of the nature and scope of the
                examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                        (iii) a statement that each such officer has made such
                examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and


                        (iv) a statement as to whether, in the opinion of each
                such officer, such condition or covenant has been complied with.

                "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Trust, a Trustee or the Depositor, but not an employee of the Trust or the Trustees, and who shall be reasonably acceptable to the Property Trustee. Any Opinion of Counsel pertaining to Federal income tax matters may rely on published rulings of the Internal Revenue Service.

                "ORIGINAL TRUST AGREEMENT" has the meaning specified in the recitals to this Trust Agreement.

                "OUTSTANDING", when used with respect to Preferred Securities, means, as of the date of determination, all Preferred Securities theretofore delivered under this Trust Agreement, except:

                        (i) Preferred Securities theretofore canceled by an
                Administrative Trustee or delivered to an Administrative Trustee for cancellation;

                        (v) Preferred Securities for whose payment or redemption
                money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities; provided, that if such Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

                        (vi) Preferred Securities in exchange for or in lieu of
                which other Preferred Securities have been delivered pursuant to this Trust Agreement.

        provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, Preferred Securities owned by the Depositor, the Holder of the Common Securities, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Preferred Securities which such Administrative Trustee or a Responsible Officer of the Property Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply to any time when all of the outstanding Preferred Securities are owned by the Depositor, the Holder of the Common Securities, one or more Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate or the Depositor.

                "OWNER" means each Person who is the beneficial owner of a Preferred Security evidenced by a Book-Entry Preferred Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

                "PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to Section 5.09 and shall initially be the Property Trustee.

                "PAYMENT ACCOUNT" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee for the benefit of the Securityholders in which all amounts paid in respect of the Junior Subordinated Debt Securities will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Sections 4.01 and 4.02.

                "PERSON" means an individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                "PREFERRED SECURITY" means an undivided beneficial ownership interest in the assets of the Trust, designated as "___% Trust Preferred Security" and having a Liquidation Amount of $___ and having rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

                "PREFERRED SECURITIES CERTIFICATE" means a certificate evidencing ownership of a Preferred Security or Securities, substantially in the form attached as Exhibit C.

                "PROPERTY TRUSTEE" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Property Trustee appointed as herein provided.

                "REDEMPTION DATE" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided, that each Indenture Redemption Date shall be a Redemption Date for a Like Amount of Trust Securities.

                "REDEMPTION PRICE" means, with respect to any date fixed for redemption of any Trust Security, the Liquidation Amount of such Trust Security, plus accrued and unpaid Distributions to such date.

                "RELEVANT TRUSTEE" shall have the meaning specified in Section 8.10.

                "RESPONSIBLE OFFICER" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of this Trust Agreement, and also means, with respect to a particular corporate trust matter, any other officer of the Property Trustee to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                "SECURITIES REGISTER" and "SECURITIES REGISTRAR" are described in Section 5.04.

                "SECURITYHOLDER" or "HOLDER" means a Person in whose name a Trust Security or Securities is registered in the Securities Register; any such Person being a beneficial owner of the Trust within the meaning of the Delaware Statutory Trust Act.

                "SPECIAL EVENT" means a Tax Event or an Investment Company
Event.

                "SUBORDINATED INDENTURE" means the Subordinated Debt Securities Indenture, dated as of ________, 200_, between the Depositor and the Indenture Trustee, as amended or supplemented from time to time.

                "TAX EVENT" means the receipt by the Trust of an Opinion of Counsel rendered by a nationally recognized independent law firm, to the effect that, as a result of (a) any amendment to, change in or announced prospective change in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or (b) any official administrative written decision or pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement, or decision is announced on or after the Issue Date, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to the United States Federal income tax with respect to income received or accrued on the Junior Subordinated Debt Securities, (ii) interest payable by the Company on the Junior Subordinated Debt Securities is not, or within 90 days of the date of such opinion will not be, deductible, in whole or in part, by the Company for United States Federal income tax purposes, or (iii) the Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                "TRUST" means the Delaware statutory trust continued hereby and identified on the cover page to this Trust Agreement.

                "TRUST AGREEMENT" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Amended and Restated Trust Agreement and any modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Trust Agreement and any such modification, amendment or supplement, respectively.

                "TRUSTEES" means the Persons identified as "Trustees" in the preamble to this Trust Agreement solely in their capacities as Trustees of the Trust continued hereunder and not in their individual capacities, or their successor in interest in such trustee capacity, or any successor trustee appointed as herein provided.

                "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 and any statute successor thereto, in each case, as amended from time to time.

                "TRUST PROPERTY" means (i) the Junior Subordinated Debt Securities, (ii) any cash on deposit in, or owing to, the Payment Account, and
(iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to this Trust Agreement.

                "TRUST SECURITIES CERTIFICATE" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

                "TRUST SECURITY" means any one of the Common Securities or the Preferred Securities.

                "UNDERWRITERS" means the underwriters named in the Underwriting Agreement.

                "UNDERWRITERS' OVERALLOTMENT OPTION" means the Underwriters' option to purchase up to an additional _________ Preferred Securities pursuant to the Underwriting Agreement.

                "UNDERWRITERS' OVERALLOTMENT OPTION CLOSING DATE" or "OPTION CLOSING DATE" means the closing of the transactions contemplated by the Underwriters' Overallotment Option.

                "UNDERWRITING AGREEMENT" means the Underwriting Agreement, dated ________, 200_, among the Trust, the Depositor and the Underwriters.

                                   ARTICLE II

                           ESTABLISHMENT OF THE TRUST

                Section 2.01 Name. The Trust continued hereby shall be known as "Nextel Capital Trust [I/II/III]", in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued. The Administrative Trustees may change the name of the Trust from time to time following written notice to the Holders.

                Section 2.02 Offices of the Trustees; Principal Place of Business. The address of the Property Trustee is _______________, or at such other address as the Property Trustee may designate by written notice to the Securityholders and the Depositor. The principal place of business of the Delaware Trustee is c/o ____________, Attn: __________, or at such other address in Delaware as the Delaware Trustee may designate by notice to the Depositor. The address of the Administrative Trustees is c/o Nextel Communications, Inc., 2001 Edmund Halley Drive, Reston, Virginia 20191, Attention: Corporate Secretary. The principal place of business of the Trust is c/o Nextel Communications, Inc., 2001 Edmund Halley Drive, Reston, Virginia 20191. The Depositor may change the principal place of business of the Trust at any time by giving notice thereof to the Trustees.

                Section 2.03 Initial Contribution of Trust Property; Organizational Expenses. The Delaware Trustee acknowledges receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse the Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

                Section 2.04 Issuance of the Preferred Securities. Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, are authorized to execute and deliver to the Underwriters Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of __________ Preferred Securities having an aggregate Liquidation Amount of $__________, against receipt of the aggregate purchase price of such Preferred Securities of $__________, which amount the Administrative Trustees shall promptly deliver to the Property Trustee. In addition, in connection with the Underwriters' Overallotment Option, the Administrative Trustees, on behalf of the Trust, are authorized to execute and deliver to the Underwriters Preferred Securities Certificates, registered in the name of the nominee of the initial Clearing Agency, in an additional aggregate amount of up to __________ Preferred Securities having an aggregate Liquidation Amount of up to $__________, against receipt of the aggregate purchase price of such Preferred Securities, which amount the Administrative Trustees shall promptly deliver to the Property Trustee.

                Section 2.05 Subscription and Purchase of Junior Subordinated Debt Securities; Issuance of the Common Securities.

                (a) Contemporaneously with the execution and delivery of this Trust Agreement, the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the Depositor Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of __________ Common Securities having an aggregate Liquidation Amount of $__________, against payment by the Depositor of such amount, which amount the Administrative Trustees shall promptly deliver to the Property Trustee. Contemporaneously therewith, the Administrative Trustees, on behalf of the Trust, shall subscribe to and purchase from the Depositor Junior Subordinated Debt Securities, registered in the name of the Property Trustee, on behalf of the Trust and the Holders, and having an aggregate principal amount equal to $__________, and in satisfaction of the purchase price for such Junior Subordinated Debt Securities, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of the amounts received from the Administrative Trustees pursuant to the first sentence of Section 2.04 and the first sentence of this Section 2.05(a).

                (b) If the Underwriters' Overallotment Option is exercised and there is an Option Closing Date, then an Administrative Trustee, on behalf of the Trust, shall execute and deliver to the Depositor, Common Securities Certificates, registered in the name of the Depositor, in an additional aggregate amount of Common Securities having an aggregate Liquidation Amount of up to $________ against payment by the Depositor of such amount, which amount the Administrative Trustees shall promptly deliver to the Property Trustee. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor, additional Junior Subordinated Debt Securities, registered in the name of the Property Trustee, on behalf of the Trust and the Holders, and having an aggregate principal amount of up to $________, and, in satisfaction of the purchase price of such Junior Subordinated Debt Securities, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor an amount equal to the sum of the amounts received from the Administrative Trustees pursuant to the last sentence of
Section 2.04 and the first sentence of this Section 2.05(b).

                Section 2.06 Declaration of Trust. The exclusive purposes and functions of the Trust are (i) to issue and sell the Trust Securities and use the proceeds from such sale to acquire the Junior Subordinated Debt Securities, and (ii) to engage in those activities deemed necessary, incidental, appropriate or convenient thereto by the Property Trustee or the Administrative Trustees, including, without limitation, those activities specified in this Trust Agreement. The Depositor hereby appoints each of the Bank, the Delaware Bank, [Individual], [Individual] and [Individual] as trustees of the Trust, as described herein, to have all the rights, powers and duties to the extent set forth herein. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Trustees shall have all rights, powers, authority and authorization set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees for the sole and limited purpose of fulfilling the requirements of Section 3807(a) of the Delaware Statutory Trust Act.

                Section 2.07 Authorization to Enter into Certain Transactions. The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph C of this Section 2.07 in accordance with the following paragraphs A and B, the Administrative Trustees and the Property Trustee, as the case may be, shall have the authority to enter into all transactions and agreements determined by such Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to such Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

                A. As among the Trustees, the Administrative Trustees, acting singly or jointly, shall have the exclusive power, duty and authority to act on behalf of the Trust with respect to the following matters:

                        (i) to acquire the Junior Subordinated Debt Securities
                with the proceeds of the sale of the Trust Securities; provided, however, the Administrative Trustees shall cause legal title to all of the Junior Subordinated Debt Securities to be vested in, and the Junior Subordinated Debt Securities to be held of record in the name of, the Property Trustee for the benefit of the Trust and Holders of the Trust Securities;

                        (ii) to establish a record date with respect to all
                actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions, and exchanges, and to issue relevant notices to Holders of the Trust Securities as to such actions and applicable record dates;

                        (iii) to bring or defend, pay, collect, compromise,
                arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 2.07(B)(v), the Property Trustee has the power to bring such Legal Action;

                        (iv) to employ or otherwise engage employees and agents
                (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                        (v) to cause the Trust to comply with the Trust's
                obligations under the Trust Indenture Act;

                        (vi) to give the certificate to the Property Trustee
                required by Section 314(a)(4) of the Trust Indenture Act, which certificate may be executed by any Administrative Trustee;

                        (vii) to take all actions and perform such duties as may
                be required of the Administrative Trustees pursuant to the terms of this Trust Agreement;

                        (viii) to take all action that may be necessary or
                appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust

                Securities or to enable the Trust to effect the purposes for which the Trust has been created;

                        (ix) to take all action necessary to cause all
                applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared, executed and filed by the Administrative Trustees, on behalf of the Trust;

                        (x) to issue and sell the Trust Securities;

                        (xi) to cause the Trust to enter into, and to execute,
                deliver and perform on behalf of the Trust, the Expense Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the consummation of this Trust Agreement;

                        (xii) to assist in the registration of the Preferred
                Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

                        (xiii) to assist in the listing of the Preferred
                Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Preferred Securities under the Exchange Act, and the preparation, execution and filing of all periodic and other reports and other documents pursuant to the foregoing;

                        (xiv) to send notices (other than notices of default)
                and other information regarding the Trust Securities and the Junior Subordinated Debt Securities to the Securityholders in accordance with this Trust Agreement;

                        (xv) to appoint a Paying Agent (subject to Section 5.09)
                and Securities Registrar (subject to Section 5.04) in accordance with this Trust Agreement;

                        (xvi) to assist in, to the extent provided in this Trust
                Agreement, the winding up of the affairs of and termination of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware; and

                        (xvii) to take any action incidental to the foregoing as
                the Administrative Trustees may from time to time determine is necessary, appropriate, convenient or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

                B. As among the Trustees, the Property Trustee shall have the exclusive power, duty and authority to act on behalf of the Trust with respect to the following matters:

                        (i) engage in such ministerial activities as shall be
                necessary or appropriate to effect promptly the redemption of the Trust Securities to the extent the Junior Subordinated Debt Securities are redeemed or mature;

                        (ii) upon notice of distribution issued by the
                Administrative Trustees in accordance with the terms of this Trust Agreement, engage in such ministerial activities as shall be necessary or appropriate to effect promptly the distribution pursuant to terms of this Trust Agreement of Junior Subordinated Debt Securities to Holders of Trust Securities;

                        (iii) subject to the terms hereof, exercise all of the
                rights, powers and privileges of a holder of the Junior Subordinated Debt Securities under the Subordinated Indenture and, if an Event of Default occurs and is continuing, enforce for the benefit of, and subject to the rights of, the Holders of the Trust Securities, its rights as holder of the Junior Subordinated Debt Securities under the Subordinated Indenture;

                        (iv) take all actions and perform such duties as may be
                specifically required of the Property Trustee pursuant to the terms of this Trust Agreement;

                        (v) take any Legal Action specifically required of the
                Property Trustee pursuant to the terms of this Trust Agreement which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Trust Agreement, the Delaware Statutory Trust Act or the Trust Indenture Act;

                        (vi) the establishment and maintenance of the Payment
                Account;

                        (vii) the receipt of and holding of legal title to the
                Junior Subordinated Debt Securities as described herein;

                        (viii) the collection of interest, principal and any
                other payments made in respect of the Junior Subordinated Debt Securities to the Payment Account;

                        (ix) the distribution from the Payment Account of
                amounts owed to the Securityholders in respect of the Trust Securities;

                        (x) the sending of notices of default and other
                information to the Securityholders regarding the Trust Securities and the Junior Subordinated Debt Securities required to be sent by the Property Trustee pursuant to this Trust Agreement;

                        (xi) the distribution of the Trust Property in
                accordance with the terms of this Trust Agreement;

                        (xii) as provided in this Trust Agreement, the winding
                up of the affairs of and termination of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of Delaware; and

                        (xiii) the taking of any action incidental to the
                foregoing as the Property Trustee may from time to time determine is necessary, appropriate, convenient or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

                C. So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trust shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement,
(ii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a grantor trust for United States Federal income tax purposes, (iv) incur any indebtedness for borrowed money, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) issue any securities other than the Trust Securities, or
(vii) have any power to, or agree to any action by the Depositor that would, vary the investment (within the meaning of Treasury Regulation Section 301.7701-4(c)) of the Trust or of the Securityholders. The Trustees, at the expense of the Trust, shall defend against all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

                D. In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility and is hereby authorized to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

                        (i) to prepare for filing by the Trust with the
                Commission a registration statement on Form S-3 under the Securities Act of 1933, as amended, in relation to the Preferred Securities, including any amendments thereto;

                        (ii) to determine the states in which to take
                appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by or on behalf of the Trust, and advise the Trustees of actions, if any, they must take on behalf of the Trust, and prepare for execution and filing any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

                        (iii) to prepare for filing by the Trust, and to execute
                on behalf of the Trust, an application to the New York Stock Exchange or any other national stock exchange or the NASDAQ National Market for listing upon notice of issuance of any Preferred Securities;

                        (iv) to prepare for filing by the Trust, and to execute
                on behalf of the Trust, with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto;

                        (v) to negotiate the terms of the Underwriting Agreement
                providing for the sale of the Preferred Securities and to execute, deliver and perform the Underwriting Agreement on behalf of the Trust; and

                        (vi) any other actions determined by the Depositor to be
                necessary, incidental, appropriate or convenient to carry out any of the foregoing activities.

                E. Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act or taxed as other than a grantor trust for United States Federal income tax purposes and so that the Junior Subordinated Debt Securities will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not materially and adversely affect the interests of the Holders of the Preferred Securities.

                Section 2.08 Assets of Trust. The assets of the Trust shall consist of the Trust Property.

                Section 2.09 Title to Trust Property. Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Securityholders and the Trust in accordance with this Trust Agreement. The right, title and interest of the Property Trustee to the Junior Subordinated Debt Securities shall vest automatically in each Person who may thereafter be appointed as Property Trustee in accordance with the terms hereof. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

                Section 2.10 Mergers and Consolidations of the Trust. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except as described below or otherwise provided in this Trust Agreement, including, without limitation, as set forth in Articles IV and IX. The Trust may at the request of the Company, with the consent of the Administrative Trustees and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided, that (i) such successor entity either (A) expressly assumes all of the obligations of the Trust with respect to the Trust Securities or (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Trust Securities (herein referred to as the "Successor Securities") so long as the Successor Securities rank the same as the Trust Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise, (ii) the Company expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of legal title to the Junior Subordinated Debt Securities, (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed, (iv) such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect, other than with respect to any dilution of the holders' interest in the new entity, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer for or lease, the Company has received an Opinion of Counsel to the effect that (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer for or lease does not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect, other than with respect to any dilution of the holders' interest in the new entity, and (B) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the Investment Company Act, and (viii) the Company guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if, in the opinion of tax counsel, such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for Federal income tax purposes.

                                   ARTICLE III

                                 PAYMENT ACCOUNT

                Section 3.01 Payment Account.

                (a) On or prior to the Issue Date, the Property Trustee shall establish the Payment Account. The Property Trustee and an agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

                (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debt Securities. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV

                       DISTRIBUTIONS; REDEMPTION; EXCHANGE

                Section 4.01 Distributions.

                (a) Distributions on the Trust Securities shall be cumulative and accrue from the Issue Date and, except in the event that the Depositor exercises its right to an Extension Period, shall be payable [quarterly] [semi-annually] in arrears on __________, __________, __________ and __________
of each year, commencing on ______ __, 200_. If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date (each such date, a "Distribution Date").

                (b) Distributions payable on the Trust Securities shall be fixed at a rate of _____% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any full [quarterly] [semi-annually] period shall be computed on the basis of twelve 30-day months and a 360-day year. If the Company exercises its rights to an Extension Period, then the rate per annum at which Distributions on the Trust Securities accumulate shall be increased by an amount such that the aggregate amount of Distributions that accumulate on all Trust Securities during any such Extension Period is equal to the aggregate amount of interest (including interest payable on unpaid interest at the percentage rate per annum set forth above, compounded [quarterly] [semi-annually], to the extent permitted by applicable law) that accrues during any such Extension Period on the Junior Subordinated Debt Securities. The payment of such deferred interest, together with interest thereon, will be distributed to the Holders of the Trust Securities as received at the end of any Extension Period.

                (c) Distributions on the Trust Securities shall be made and shall be deemed payable on each Distribution Date only to the extent that the Trust has legally and immediately available funds in the Payment Account for the payment of such Distributions.

                (d) Distributions on the Trust Securities on each Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the close of business on (i) the Business Day prior to the relevant Distribution Date if the Preferred Securities are represented by Book-Entry Preferred Securities Certificates or (ii) the fifteenth calendar day prior to the relevant Distribution Date if the Preferred Securities are represented by Definitive Preferred Securities Certificates.

                Each Trust Security upon registration of transfer of or in exchange for or in lieu of any other Trust Security shall carry the rights of Distributions accrued and unpaid, and to accrue, which were carried by such other Trust Security.

                Section 4.02 Redemption.

                (a) On each Redemption Date with respect to the Junior Subordinated Debt Securities, whether at the stated maturity of the Junior Subordinated Debt Securities or upon earlier redemption as provided in the Junior Subordinated Debt Securities and the Subordinated Indenture, including pursuant to a Special Event, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

                (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Securities Register. All notices of redemption shall state:

                        (i) the Redemption Date;

                        (ii) the Redemption Price;

                        (iii) the CUSIP number;

                        (iv) if less than all the outstanding Trust Securities
                are to be redeemed, the total Liquidation Amount of the Trust Securities to be redeemed;

                        (v) that on the Redemption Date the Redemption Price
                will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after such date; and

                        (vi) the place where the Trust Securities are to be
                surrendered for the payment of the Redemption Price.

                (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Junior Subordinated Debt Securities. Redemptions of the Trust Securities shall be made, and the Redemption Price shall be deemed payable, on each Redemption Date only to the extent that the Trust has funds legally and immediately available in the Payment Account for the payment of such Redemption Price.

                (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.02(c), the Property Trustee will, so long as the Preferred Securities are in book-entry only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price. If the Preferred Securities are no longer in book-entry only form, the Property Trustee, subject to Section 4.02(c), shall irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price, but without interest, and such Trust Securities will cease to be outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Redemption Price shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of Trust Securities is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue at the then applicable rate, from such Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid.

                (e) Subject to Section 4.03(a), if less than all the outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities. The particular Preferred Securities to be redeemed shall be selected on a pro rata basis (based on Liquidation Amounts) not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by such method (including, without limitation, by lot) as the Property Trustee shall deem fair and appropriate and which may provide for the selection for a redemption of portions (equal to the Liquidation Amount or integral multiple thereof) of the Liquidation Amount of Preferred Securities of a denomination larger than such Liquidation Amount; provided, however, that before undertaking redemption of the Preferred Securities on other than a pro rata basis, the Property Trustee shall have received an Opinion of Counsel that the status of the Trust as a grantor trust for Federal income tax purposes would not be adversely affected. The Property Trustee shall promptly notify the Securities Registrar (if other than the Property Trustee) in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Preferred Securities which has been or is to be redeemed.

                (f) If, at any time, a Special Event shall occur and be continuing, the Depositor shall have the right, upon not less than 30 days nor more than 60 days' notice, to redeem the Junior Subordinated Debt Securities, in whole but not in part, for cash within 90 days following the occurrence of such Special Event, and, following such redemption, a Like Amount of Preferred Securities shall be redeemed by the Trust at the Redemption Price.

                (g) Subject to the foregoing provisions of this Section 4.02 and to applicable law (including, without limitation, United States Federal securities laws), the Company or its Affiliates may, at any time and from time to time, purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

                Section 4.03 Subordination of Common Securities.

                (a) Payment of Distributions on, and the Redemption Price of, the Trust Securities, as applicable, shall be made pro rata based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accrued and unpaid Distributions on all Outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or Redemption Price of, Preferred Securities then due and payable.

                (b) In the case of the occurrence of any Indenture Event of Default, the Holder of Common Securities will be deemed to have waived any such Indenture Event of Default under this Trust Agreement until the effect of all such Indenture Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Indenture Events of Default under this Trust Agreement with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

                Section 4.04 Payment Procedures. Payments in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed upon between the Property Trustee and the Holder of the Common Securities.

                Section 4.05 Tax Returns and Reports. The Administrative Trustee(s) shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States Federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. The Administrative Trustee(s) shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust; and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service form required to be furnished to such Securityholder or the information required to be provided on such form. The Administrative Trustees shall provide the Depositor with a copy of all such returns and reports promptly after such filing or furnishing.

                Section 4.06 Payments under the Indenture. Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received under the Subordinated Indenture pursuant to Section _____ thereof.

                Section 4.07 Exchange of Preferred Securities.

                (a) If at any time the Company or any of its Affiliates is the Holder of any Preferred Securities, the Company and such Affiliate(s) shall have the right to deliver to the Property Trustee all or such portion of their Preferred Securities as they elect and receive, in exchange therefor, Junior Subordinated Debt Securities in an aggregate principal amount equal to the aggregate stated Liquidation Amount of, and accrued and unpaid interest equal to accumulated and unpaid Distributions on, such Preferred

Securities. Such election (i) shall be exercisable effective on any Distribution Date by the Company or its Affiliate(s) delivering to the Property Trustee a written notice of such election specifying the aggregate Liquidation Amount of the Preferred Securities with respect to which such election is being made and the Distribution Date on which such exchange shall occur, which Distribution Date shall be not less than ten Business Days after the date of receipt by the Property Trustee of such election notice and (ii) shall be conditioned upon the Company or its Affiliate(s) having delivered or caused to be delivered to the Property Trustee or its designee the Preferred Securities which are the subject of such election by 10:00 a.m., New York City time, on the Distribution Date on which such exchange is to occur. After the exchange, such Preferred Securities will be canceled and will no longer be deemed to be Outstanding and all rights of the Company or its Affiliate(s) with respect to such Preferred Securities will cease.

                (b) In the case of an exchange described in clause (a) above, the Trust will, on the date of such exchange, exchange Junior Subordinated Debt Securities having a principal amount equal to a proportional amount of the aggregate Liquidation Amount of the Outstanding Common Securities based on the ratio of the aggregate Liquidation Amount of the Preferred Securities exchanged pursuant to clause (a) above divided by the aggregate Liquidation Amount of the Preferred Securities Outstanding immediately prior to such exchange, for such proportional amount of Common Securities held by the Company (which contemporaneously shall be canceled and no longer be deemed to be Outstanding); provided, that the Company delivers or causes to be delivered to the Property Trustee or its designee the required amount of Common Securities to be exchanged by 10:00 a.m., New York City time on the Distribution Date on which such exchange is to occur.

                Section 4.08 Withholding. The Property Trustee or any Paying Agent and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Property Trustee or any Paying Agent shall request, and each Holder shall provide to the Property Trustee or any Paying Agent, such forms or certificates as are necessary to establish an exemption from withholding with respect to the Holder, and any representations and forms as shall reasonably be requested by the Property Trustee or any Paying Agent to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Property Trustee or any Paying Agent is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution to the Holder in the amount of the withholding. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Property Trustee or any Paying Agent may reduce subsequent Distributions by the amount of such withholding.

                                    ARTICLE V

                          TRUST SECURITIES CERTIFICATES

                Section 5.01 Initial Ownership. Upon the creation of the Trust by the contribution by the Depositor pursuant to Section 2.03 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

                Section 5.02 The Trust Securities Certificates. Each of the Preferred and Common Securities Certificates shall be issued in minimum denominations of the Liquidation Amount and integral multiples of such Liquidation Amount in excess thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.04.

                Section 5.03 Execution and Delivery of Trust Securities Certificates. On the Issue Date and the Underwriters' Overallotment Option Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.04 and 2.05, to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor signed by its Chairman of the Board, its President or any Vice President, without further corporate action by the Depositor, in authorized denominations. Upon such execution and delivery, the Trust Securities Certificates and the Trust Securities evidenced thereby shall be validly issued and entitled to the benefits of this Trust Agreement.

                Section 5.04 Registration of Transfer and Exchange of Preferred Securities Certificates. The Securities Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.08, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Securities Registrar shall provide for the registration of Preferred Securities Certificates and the Common Securities Certificates (subject to
Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Property Trustee shall be the initial Securities Registrar.

                Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.08, the Administrative Trustees shall execute and deliver in the name of the designated transferee or transferees one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Administrative Trustee or Trustees. The Securities Registrar shall not be required to register the transfer of any Preferred Securities that have been called for redemption. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations and a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.08.

                Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Securities Registrar in accordance with its customary practice.

                No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar or the Administrative Trustees may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

                Section 5.05 Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates. If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a protected purchaser, the Administrative Trustees or any one of them on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 5.05, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section 5.05 shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

                Section 5.06 Persons Deemed Securityholders. Prior to due presentation of a Trust Securities Certificate for registration of transfer, the Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions (subject to Section

4.01(d)) and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

                Section 5.07 Access to List of Securityholders' Names and Addresses. The Administrative Trustees shall furnish or cause to be furnished (unless the Property Trustee is acting as Securities Registrar with respect to the Trust Securities) to (i) the Property Trustee semi-annually, not later than __________ and __________ in each year, and (ii) the Property Trustee within 15 days after receipt by any Administrative Trustee of a request therefor from the Property Trustee in writing, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of a date not more than 15 days prior to the time such list is furnished. If three or more Securityholders or one or more Holders of Trust Securities Certificates evidencing not less than 25% of the outstanding Liquidation Amount apply in writing to the Administrative Trustees, and such application states that the applicants desire to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Administrative Trustees shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Securityholders. Each Holder, by receiving and holding a Trust Securities Certificate, shall be deemed to have agreed not to hold the Depositor, the Administrative Trustees or the Property Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

                Section 5.08 Maintenance of Office or Agency. The Administrative Trustees shall maintain in the Borough of Manhattan, New York, or in the City of Wilmington, Delaware, an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees designate the Corporate Trust Office as the initial office for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor, the Property Trustee and the Securityholders of any change in the location of the Securities Register or any such office or agency.

                Section 5.09 Appointment of Paying Agent. The Paying Agent shall make Distributions and other payments provided hereby to Securityholders from the Payment Account and shall report the amounts of such Distributions and payments to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions and payments provided hereby. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be the Property Trustee, and it may choose any co-paying agent that is acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees and the Depositor. In the event that a Paying Agent shall resign or be removed, the

Administrative Trustees shall appoint a successor that is acceptable to the Depositor to act as Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                Section 5.10 Ownership of Common Securities by Depositor. On the Issue Date and the Underwriters' Overallotment Option Closing Date, the Depositor shall acquire, and thereafter retain, beneficial and record ownership of the Common Securities. Any attempted transfer of the Common Securities, except for transfers by operation of law or to an Affiliate of the Depositor or a permitted successor pursuant to Section 8.01 of the Subordinated Indenture, shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE TRUST AGREEMENT REFERRED TO HEREIN."

                Section 5.11 Book-Entry Preferred Securities Certificates; Common Securities Certificate.

                (a) The Preferred Securities Certificates, upon original issuance, will be issued in the form of a typewritten Preferred Securities Certificate or Certificates constituting Book-Entry Preferred Securities Certificates, and will be delivered to the initial Clearing Agency, by, or on behalf of, the Trust if so requested by the Clearing Agency or, if not so requested by the Clearing Agency, will be deposited with and held by the Property Trustee as custodian for the Clearing Agency. Such Preferred Securities Certificate or Certificates shall initially be registered on the Securities Register in the name of the nominee of the initial Clearing Agency, and no Owner will receive a definitive Preferred Securities Certificate representing such beneficial owner's interest in such Preferred Securities, except as provided in
Section 5.13. Unless and until Definitive Preferred Securities Certificates have been issued to Owners pursuant to Section 5.13:

                        (i) the provisions of this Section 5.11(a) shall be in
                full force and effect;

                        (ii) the Securities Registrar and the Trustees shall be
                entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Book-Entry Preferred Securities Certificates (including the payment of Distributions on the Preferred Securities evidenced thereby and the giving of instructions or directions to Owners of such Preferred Securities) as the sole Holder of Preferred Securities evidenced thereby and shall have no obligations to the Owners thereof;

                        (iii) to the extent that the provisions of this Section
                5.11 conflict with any other provisions of this Trust Agreement, the provisions of this Section 5.11 shall control; and

                        (iv) the rights of the Owners of the Preferred
                Securities evidenced by Book-Entry Preferred Securities Certificates shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 5.13, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Preferred Securities to such Clearing Agency Participants.

                (b) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

                Section 5.12 Notices to Clearing Agency. To the extent a notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

                Section 5.13 Definitive Preferred Securities Certificates. If
(i) the Depositor advises the Trustees in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Preferred Securities Certificates, and the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency, then the Administrative Trustees shall notify the Clearing Agency and Holders of the Preferred Securities. Upon surrender to the Administrative Trustees of the typewritten Preferred Securities Certificate or Certificates constituting the Book-Entry Preferred Securities Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees or any one of them shall execute the Definitive Preferred Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Securityholders. The Definitive Preferred

Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees or any one of them.

                Section 5.14 Rights of Securityholders. The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than the beneficial ownership interest in the assets of the Trust conferred by their Trust Securities, and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The issuance of the Trust Securities is not subject to, and the Holders and the Trust Securities shall have no, preemptive or other similar rights to subscribe for any additional securities. When issued and delivered to Securityholders against payment of the purchase price therefor, except as otherwise provided in the last sentence of this Section 5.14, the Trust Securities will be fully paid and nonassessable by the Trust. Pursuant to
Section 3803(a) of the Delaware Statutory Trust Act, the Holders of the Trust Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE VI

                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

                Section 6.01 Limitations on Voting Rights.

                (a) Except as provided in this Trust Agreement, in the Subordinated Indenture, and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

                (b) So long as any Junior Subordinated Debt Securities are held by the Property Trustee, the Property Trustee shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or executing any trust or power conferred on the Indenture Trustee with respect to such Junior Subordinated Debt Securities, (ii) waive any past default which is waivable under Article ____ of the Subordinated Indenture,
(iii) exercise the remedies available under the Subordinated Indenture as a Holder of the Junior Subordinated Debt Securities or (iv) consent to any amendment, modification or termination of the Subordinated Indenture or the Junior Subordinated Debt Securities, where such consent shall be required, or to any other action, as holder of the Junior Subordinated Debt Securities, under the Subordinated Indenture, without, in each case, obtaining the prior approval of the Holders of at least a majority in Liquidation Amount of the Preferred Securities; provided, however, that where a consent under the Subordinated Indenture would require the consent of each holder of the Junior Subordinated Debt Securities affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except pursuant to a subsequent vote of the Holders of Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Indenture Trustee with respect to the Junior Subordinated Debt Securities. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel from independent, outside legal counsel to the effect that the Trust will not be classified as other than a grantor trust for United States Federal income tax purposes on account of such action.

                (c) If any proposed amendment to this Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to this Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of not less than a majority in Liquidation Amount of the Outstanding Preferred Securities. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel from independent, outside legal counsel to the effect that the Trust will not be classified as other than a grantor trust for United States Federal income tax purposes on account of such action.

                Section 6.02 Notice of Meetings. Notice of all meetings of the Holders of Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Administrative Trustees pursuant to Section 10.07 to each Holder of Preferred Securities, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

                Section 6.03 Meetings of Holders of Preferred Securities.

                (a) No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Holders of not less than 25% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount), and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Holders of Preferred Securities to vote on any matters as to which such Holders are entitled to vote.

                (b) Holders of not less than 50% of the Outstanding Preferred Securities (based upon their aggregate Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders.

                (c) If a quorum is present at a meeting, an affirmative vote by the Holders of Preferred Securities of record present, in person or by proxy, holding not less than a majority of the Preferred Securities (based upon their aggregate Liquidation Amount) held by the Holders of Preferred Securities present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

                Section 6.04 Voting Rights. Securityholders shall be entitled to one vote for each $___ of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

                Section 6.05 Proxies, etc. At any meeting of Securityholders, any Securityholder entitled to vote there at may vote by proxy; provided, that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Only Securityholders shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

                Section 6.06 Securityholder Action by Written Consent. Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding not less than a majority of all outstanding Trust Securities (based upon their aggregate Liquidation Amount) entitled to vote in respect of such action (or such other proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing (based upon their aggregate Liquidation Amount).

                Section 6.07 Record Date for Voting and Other Purposes. For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

                Section 6.08 Acts of Securityholders.

                (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent appointed in writing, and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section 6.08.

                (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deem sufficient.

                (c) The ownership of Preferred Securities shall be proved by the Securities Register.

                (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

                (e) Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

                (f) If any dispute shall arise between the Securityholders of Trust Securities and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

                Section 6.09 Inspection of Records. Upon reasonable notice to the Trustees, the records of the Trust shall be open to inspection at the principal place of business of the Trust (as indicated in Section 2.02) by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

                Section 7.01 Representations and Warranties of the Bank and the Property Trustee. The Bank and the Property Trustee, each severally on behalf of and as to itself only, as of the date hereof, and each successor Property Trustee at the time of the successor Property Trustee's acceptance of its appointment as Property Trustee hereunder (in the case of a successor Property Trustee, the term "Bank" as used herein shall be deemed to refer to such successor Property Trustee in its separate corporate capacity) hereby represents and warrants (as applicable) for the benefit of the Depositor and the Securityholders that:

                (a) the Bank is a banking corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

                (b) the Bank has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                (c) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

                (d) the execution, delivery and performance by the Property Trustee of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and does not require any approval of stockholders of the Bank and such execution, delivery and performance shall not (i) violate the Bank's charter or by-laws; (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation of imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Bank is a party or by which it is bound; or
(iii) violate any law, governmental rule or regulation of the United States or its jurisdiction of incorporation, as the case may be, governing the banking or trust powers of the Bank or the Property Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Bank;

                (e) neither the authorization, execution or delivery by the Property Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing Federal law governing the banking or trust powers of the Bank or the Property Trustee, as the case may be, under the laws of the United States or its jurisdiction of incorporation; and

                (f) there are no proceedings pending or, to the best of the Property Trustee's knowledge, threatened against or affecting the Bank or the Property Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee to enter into or perform its obligations as one of the Trustees under this Trust Agreement; and

                (g) the Property Trustee is a Person eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000.000.

                Section 7.02 Representations and Warranties of the Delaware Bank and the Delaware Trustee. The Delaware Bank and the Delaware Trustee, each severally on behalf of and as to itself, as of the date hereof, and each successor Delaware Trustee at the time of the successor Delaware Trustee's acceptance of appointment as Delaware Trustee hereunder (in the case of a successor Delaware Trustee, the term "Delaware Bank" as used herein shall be deemed to refer to such successor Delaware Trustee in its separate corporate capacity), hereby represents and warrants (as applicable) for the benefit of the Depositor and the Securityholders that:

                (a) the Delaware Bank is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                (b) the Delaware Bank has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                (c) this Trust Agreement has been duly authorized, executed and delivered by the Delaware Trustee and constitutes the valid and legally binding agreement of the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors, rights and to general equity principles;

                (d) the execution, delivery and performance by the Delaware Trustee of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Delaware Trustee and does not require any approval of stockholders of the Delaware Bank and such execution, delivery and performance shall not (i) violate the Delaware Bank's charter or by-laws; (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Delaware Bank or the Delaware Trustee is a party or by which it is bound; or
(iii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking or trust powers of the Delaware Bank or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Delaware Bank or the Delaware Trustee;

                (e) neither the authorization, execution or delivery by the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Delaware Trustee contemplated herein or therein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing Federal law governing the banking or trust powers of the Delaware Bank or the Delaware Trustee, as the case may be, under the laws of the United States or the State of Delaware; and

                (f) there are no proceedings pending or, to the best of the Delaware Trustee's knowledge, threatened against or affecting the Delaware Bank or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Delaware Trustee to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

                Section 7.03 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants for the benefit of the Securityholders that:

                (a) the Trust Securities Certificates issued on the Closing Date or the Option Closing Date, as the case may be, on behalf of the Trust will have been duly authorized, and will have been duly and validly executed, issued and delivered by the Administrative Trustees, on behalf of the Trust, pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders thereof shall be, as of such date, entitled to the benefits of this Trust Agreement; and

                (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Bank, the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.

                                  ARTICLE VIII

                                  THE TRUSTEES

                Section 8.01 Certain Duties and Responsibilities.

                (a) The rights, duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, the Trust Indenture Act. The Delaware Trustee and the Administrative Trustees shall have no liability under this Trust Agreement except for gross negligence, bad faith or willful misconduct. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this
Section 8.01. To the extent that, at law or in equity, the Delaware Trustee or an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, the Delaware Trustee or such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Delaware Trustee or the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Delaware Trustee or the Administrative Trustees, as the case may be.

                (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property and only to the extent that there shall be sufficient income or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

                (c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                        (i) the Property Trustee shall not be liable for any

                error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                        (ii) the Property Trustee shall not be liable with
                respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property

                Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

                        (iii) the Property Trustee's sole duty with respect to
                the custody, safe keeping and physical preservation of the Junior Subordinated Debt Securities and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

                        (iv) the Property Trustee shall not be liable for any
                interest on any money received by it except as it may otherwise agree in writing with the Depositor and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.01 and except to the extent otherwise required by law; and

                        (v) the Property Trustee shall not be responsible for
                monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the negligence, default or misconduct of the Administrative Trustees or the Depositor.

                Section 8.02 Certain Notices.

                (a) Within 90 days after the occurrence of any default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.07, notice of any default known to the Property Trustee to the Securityholders, the Administrative Trustees and the Depositor, unless such default shall have been cured or waived. For the purpose of this Section 8.02, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                (b) Within five Business Days after the receipt of written notice of the Depositor's exercise of its right to defer the payment of interest on the Junior Subordinated Debt Securities pursuant to the Subordinated Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.7, notice of such exercise to the Holders and the Administrators, unless such exercise shall have been revoked.

                Section 8.03 Certain Rights of Property Trustee. Subject to the provisions of Section 8.01:

                        (i) the Property Trustee may rely and shall be protected
                in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                        (ii) if (A) in performing its duties under this Trust
                Agreement the Property Trustee is required to decide between alternative courses of action, or (B) in construing any of the provisions in this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein, or (C) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, in each case, except as to any matter as to which the Holders of Preferred Securities are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken. The Property Trustee is authorized to take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which, to the extent practicable, shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                        (iii) the Property Trustee may consult with counsel of
                its selection (which may be counsel to the Depositor or any of its Affiliates) and the advice of such counsel or any Opinion of Counsel from such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                        (iv) the Property Trustee shall be under no obligation
                to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                        (v) the Property Trustee shall not be bound to make any
                investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Securityholders;

                        (vi) the Property Trustee may execute any of the trusts
                or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Property Trustee shall not be liable for the default or misconduct of such agents or attorneys; provided, that the Property Trustee shall be responsible for its own negligence or recklessness with respect to selection of any agent or attorney appointed by it hereunder;

                        (vii) any direction or act of the Depositor or the
                Administrative Trustees with respect to the Property Trustee or Delaware Trustee contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

                        (viii) whenever in the administration of this Trust
                Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

                        (ix) the Property Trustee shall have no duty to see to
                any recording, filing or registration of any instrument (including any financing or continuation statement, or other document under the Uniform Commercial Code of the State of Delaware or any other jurisdiction, or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                        (x) whenever in the administration of this Trust
                Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee
                (i) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action; (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received; and (iii) shall be protected in acting in accordance with such instructions; and

                        (xi) except as otherwise expressly provided by this
                Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement. No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                Section 8.04 Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Trust of the proceeds of the Trust Securities in accordance with Section 2.05 or by the Depositor of the proceeds of the Junior Subordinated Debt Securities.

                The Property Trustee may conclusively assume that any funds held by it hereunder are legally available unless a Responsible Officer of the Property Trustee has received written notice from the Company, any Holder or any other Trustee stating that such funds are not legally available.

                Section 8.05 May Hold Securities. Any Trustee or any other agent of the Trustees or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.08 and 8.13 and except as provided in the definition of the term "Outstanding" in
Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

                Section 8.06 Compensation; Fees; Indemnity. The Depositor agrees:

                (1) to pay to the Trustees from time to time reasonable compensation for all services rendered by the Trustees hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), in the case of the Property Trustee as set forth in a written agreement between the Depositor and the Property Trustee;

                (2) except as otherwise expressly provided herein, to reimburse any Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by such Trustee in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance is attributable to such Trustee's negligence, bad faith or willful misconduct (or, in the case of the Administrative Trustees or the Delaware Trustee, to the extent any such expense, disbursement or advance is attributable to its, his or her gross negligence, bad faith or willful misconduct);

                (3) to the fullest extent permitted by law, to indemnify each of the Trustees, any predecessor Trustee, the Bank and the Delaware Bank (each, a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, damage, claims, liability, penalty or expense of any kind or nature whatsoever, arising out of or in connection with the acceptance or administration of this Trust Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent such amount is attributable to such Fiduciary Indemnified Person's own ordinary negligence (solely in the case of the Property Trustee), gross negligence, bad faith or willful misconduct; and

                (4) to advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Depositor of an undertaking by or on behalf of such Fiduciary Indemnified Person to repay such amount if it shall be determined by a final, nonappealable order of a court of competent jurisdiction that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in this subsection.

                The provisions of this Section 8.06 shall survive the termination of the Trust and this Trust Agreement and shall survive the resignation or removal of any Trustee.

                Section 8.07 Trustees Required; Eligibility.

                (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.07, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section 8.07, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII. The Property Trustee and the Delaware Trustee may be the same person.

                (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind such entity.

                (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of Delaware law, and that shall act through one or more persons authorized to bind such entity.

                Section 8.08 Conflicting Interests. If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

                Section 8.09 Co-Trustees and Separate Trustee. At any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Holder of the Common Securities and the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Depositor shall for such purpose join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such Trust Property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 8.09. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Indenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section 8.09 shall either be (i) a natural person who is at least 21 years of age and a resident of the United States; or (ii) a legal entity with its principal place of business in the United States that shall act through one or more Persons authorized to bind such entity.

                Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

                Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                        (i) The Trust Securities shall be executed and delivered
                and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees.

                        (ii) The rights, powers, duties, and obligations hereby
                conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

                        (iii) The Property Trustee at any time, by an instrument
                in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 8.09, and, in case an Indenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 8.09.

                        (iv) No co-trustee or separate trustee hereunder shall
                be personally liable by reason of any act or omission of the Property Trustee, or any other such trustee hereunder.

                        (v) The Trustees shall not be liable by reason of any
                act of a co-trustee or separate trustee.

                        (vi) Any Act of Holders delivered to the Property
                Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                Section 8.10 Resignation and Removal; Appointment of Successor.

                (a) No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor to such Relevant Trustee pursuant to this Article VIII shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

                (b) Subject to clause (a) of this Section 8.10, the Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders. If the instrument of acceptance by a successor to such Relevant Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the resigning Relevant Trustee may petition, at the expense of the Depositor, any court of competent jurisdiction for the appointment of a successor to such Relevant Trustee.

                (c) Unless an Indenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Holder of the

Common Securities. If an Indenture Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time by Act of the Securityholders of not less than a majority in Liquidation Amount of the Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be removed by the Holder of the Common Securities at any time.

                (d) If any Trustee shall resign, be removed or become incapable of continuing to act as Trustee, or if any vacancy shall occur in the office of any Trustee, at a time when no Indenture Event of Default shall have occurred and be continuing, the Holder of the Common Securities, by Act of such Holder delivered to the retiring Relevant Trustee, shall promptly appoint a successor to such Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section 8.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when an Indenture Event of Default shall have occurred and be continuing, the Holders of Preferred Securities, by Act of the Securityholders of not less than a majority in Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor to such Relevant Trustee or Trustees, and such successor shall comply with the applicable requirements of Section 8.11. If an Administrative Trustee shall resign, be removed or become incapable of acting as Administrative Trustee, at a time when an Indenture Event of Default shall have occurred and be continuing, the Holder of the Common Securities, by Act of such Securityholders delivered to an Administrative Trustee or the Trust, shall promptly appoint a successor Administrative Trustee or Administrative Trustees with respect to the Trust Securities and the Trust, and such successor Administrative Trustee or Administrative Trustees shall comply with the applicable requirements of Section
8.11. If no successor to such Relevant Trustee shall have been so appointed in accordance with this Section 8.10 and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six consecutive months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor to such Relevant Trustee.

                (e) The Property Trustee shall give notice of each resignation and each removal of a Trustee, and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.07 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

                (f) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the act of a remaining Administrative Trustee or
(ii) otherwise by the Depositor (with the successor in each case being an individual who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.07). Additionally, notwithstanding the foregoing or any other provision of this Trust Agreement, in the event the Depositor believes that any Administrative Trustee has become incompetent or incapacitated, the Depositor, by notice to the remaining Trustees, may terminate the status of such Person as an Administrative Trustee (in which case the vacancy so created will be filled in accordance with the preceding sentence).

                Section 8.11 Acceptance of Appointment by Successor.

                (a) In case of the appointment hereunder of a successor to a Relevant Trustee, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Relevant Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on the request of the Depositor or such successor Trustee, such retiring Relevant Trustee shall, upon payment of amounts then due to it under this Trust Agreement, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Relevant Trustee and shall duly assign, transfer and deliver to such successor Trustee all Trust Property and money held by such retiring Relevant Trustee hereunder.

                (b) Upon request of any such successor Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

                (c) No successor to a Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VIII.

                Section 8.12 Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee, Delaware Trustee or any Administrative Trustee which is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                Section 8.13 Preferential Collection of Claims Against Depositor or Trust(a). If and when the Property Trustee shall be or become a creditor of the Depositor or the Trust (or any other obligor upon the Junior Subordinated Debt Securities or the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Depositor or Trust (or any such other obligor).

                Section 8.14 Reports by Property Trustee.

                (a) Within 60 days after ________ of each year commencing with ________, ____, if required by Section 313(a) of the Trust Indenture Act, the Property Trustee shall transmit a brief report dated as of such ________ with respect to any of the events specified in such Section 313(a) that may have occurred since the later of the date of this Trust Agreement or the preceding
________.

                (b) The Property Trustee shall transmit to Securityholders the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

                (c) Reports pursuant to this Section 8.14 shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.

                Section 8.15 Reports to the Property Trustee. The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314(a)(4) of the Trust Indenture Act in the form and in the manner and at the times required by Section 314 of the Trust Indenture Act.

                Section 8.16 Evidence of Compliance with Conditions Precedent. Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the format of an Officer's Certificate.

                Section 8.17 Number of Trustees.

                (a) The number of Trustees shall initially be five; provided, that the Depositor by written instrument may increase or decrease the number of Administrative Trustees.

                (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

                (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Trust Agreement), shall have all powers, authority and authorization granted to the Administrative Trustees and shall discharge the duties imposed upon the Administrative Trustees by this Trust Agreement.

                Section 8.18 Delegation of Power.

                (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07A, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                (b) The Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement.

                Section 8.19 Voting. Except as otherwise provided in this Trust Agreement, the consent or approval of the Administrative Trustees shall require consent or approval by not less than a majority of the Administrative Trustees, unless there are only two, in which case both must consent.

                Section 8.20 Enforcement of Rights of Property Trustee by Securityholders. If an Event of Default occurs and is continuing, then the Holders of Preferred Securities will rely on the enforcement by the Property Trustee as the holder of the Junior Subordinated Debt Securities of its rights against the Company. In addition, the Holders of not less than a majority in aggregate Liquidation Amount of the Preferred Securities will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee under this Trust Agreement, including the right to direct the Property Trustee to exercise the remedies available to it as a holder of the Junior Subordinated Debt Securities; provided, that such direction shall not be in conflict with any rule of law or with this Trust Agreement, and could not involve the Property Trustee in personal liability in circumstances where reasonable indemnity would not be adequate. If the Property Trustee fails to enforce its rights under the Junior Subordinated Debt Securities, a Holder of Preferred Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding against the Company to enforce its rights under this Trust Agreement without first instituting any legal proceeding against the Property Trustee or any other Person, including the Trust; it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Trust Agreement to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Trust Agreement, except in the manner herein provided and for the equal and ratable benefit of all such Holders. Notwithstanding the foregoing, a Holder of Preferred Securities may institute a legal proceeding directly against the Company, without first instituting a legal proceeding against or requesting or directing that action be taken by the Property Trustee or any other Person, for enforcement of payment to such Holder of principal of or interest on the Junior Subordinated Debt

Securities having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder on or after the due dates therefor specified or provided for in the Junior Subordinated Debt Securities. The Company shall be subrogated to all rights of the Holders of Preferred Securities in respect of any amounts paid to such Holders by the Company pursuant to this
Section 8.20.

                                   ARTICLE IX

                           TERMINATION AND LIQUIDATION

                Section 9.01 Dissolution. Upon the first to occur of any of the following events (such first occurrence, an "Termination Event"), the Trust shall be dissolved in accordance with the terms hereof:

                (a) the automatic dissolution on _____, _____ (the "Expiration Date");

                (b) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor;

                (c) the delivery to the Property Trustee by the Depositor at any time (which direction is optional and wholly within the discretion of the Depositor) of the Depositor's written election to dissolve the Trust and direction to the Property Trustee to distribute the Junior Subordinated Debt Securities to Securityholders as provided in Section 9.04;

                (d) the payment at maturity or redemption of all of the Junior Subordinated Debt Securities, and the consequent payment of the Preferred Securities;

                (e) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction; and

                (f) if prior to the issuance of the Trust Securities, when the Depositor and the Administrative Trustees have elected in writing to dissolve the Trust.

                Section 9.02 Termination. The respective obligations and responsibilities of the Trust and the Trustees created hereby shall terminate upon the last to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption of all of the Trust Securities pursuant to Section 4.02, of all amounts or instruments required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

                Section 9.03 Certificate of Cancellation. Following the dissolution of the Trust pursuant to Section 9.01, and upon completion of winding up of the Trust and its termination in accordance with Section 9.02 and the Delaware Statutory Trust

Act, an Administrative Trustee shall prepare, execute and file a Certificate of Cancellation for the Trust that complies with the Delaware Statutory Trust Act.

                Section 9.04 Liquidation.

                (a) If any Termination Event specified in clauses (a), (b), (c), and (e) of Section 9.01 occurs, the Trust shall be liquidated and the Property Trustee shall distribute the Junior Subordinated Debt Securities to the Securityholders as provided in this Section 9.04.

                (b) In connection with a distribution of the Junior Subordinated Debt Securities, each Holder of Trust Securities shall be entitled to receive, after the satisfaction of liabilities to creditors of the Trust in accordance with the Delaware Statutory Trust Act (as certified in a certificate of the Administrative Trustees), a Like Amount of Junior Subordinated Debt Securities. Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 days nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                        (i) state the Liquidation Date;

                        (ii) state that from and after the Liquidation Date, the
                Trust Securities will no longer be deemed to be outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debt Securities; and

                        (iii) provide such information with respect to the
                mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated Debt Securities as the Administrative Trustees or the Property Trustee shall deem appropriate.

                (c) In order to effect the liquidation of the Trust and distribution of the Junior Subordinated Debt Securities to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debt Securities in exchange for the outstanding Trust Securities Certificates.

                (d) Except where Section 9.01(d) or 9.04(f) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be outstanding, (ii) certificates representing a Like Amount of Junior Subordinated Debt Securities will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the Administrative Trustees or their agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debt Securities, accruing interest at the rate provided for in the Junior Subordinated Debt Securities from the last Distribution Date on which a

Distribution was made on such Trust Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Junior Subordinated Debt Securities) and (iv) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Junior Subordinated Debt Securities upon surrender of Trust Securities Certificates.

                (e) The Depositor will use its reasonable efforts to have the Junior Subordinated Debt Securities that are distributed in exchange for the Preferred Securities to be listed on such securities exchange as the Preferred Securities are then listed. The Depositor may elect to have the Junior Subordinated Debt Securities issued in book-entry form to the Clearing Agency or its nominee.

                (f) In the event that, notwithstanding the other provisions of this Section 9.04, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Junior Subordinated Debt Securities in the manner provided herein is determined by the Administrative Trustees not to be practical, in which event the Holders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If such Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if an Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

                Section 10.01 Limitation of Rights of Securityholders. The death or incapacity of any Person having an interest, beneficial or otherwise, in a Trust Security shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in and for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                Section 10.02 Amendment.

                (a) This Trust Agreement may be amended from time to time by the Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to add to the covenants, restrictions or obligations of the Depositor, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement, or (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will not be classified as other than a grantor trust for United States Federal income tax purposes at any time that any Trust Securities are outstanding, or to ensure that the Trust will not be required to register as an investment company under the Investment Company Act, or to conform to any change in the Investment Company Act or the Trust Indenture Act or the rules and regulations under either law; provided, however, that, except in the case of clause (i), such action shall not adversely affect in any material respect the interests of any Securityholder, and any such amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

                (b) Except as provided in Section 6.01(c) or Section 10.02(c) hereof, any provision in this Trust Agreement may be amended by the Trustees and the Depositor with (i) the consent of Trust Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then outstanding and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes or the Trust's exemption from status of an "investment company" under the Investment Company Act.

                (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date, (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.03 or 6.06 hereof), this paragraph (c) of this Section 10.02 may not be amended.

                (d) Notwithstanding any other provisions of this Trust Agreement, the Trustees shall not enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an "investment company" under the Investment Company Act, or cease to be classified as a grantor trust for United States Federal income tax purposes.

                (e) Without the consent of the Depositor, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor. In executing any amendment permitted by this Trust Agreement, the Trustees shall be entitled to receive, Opinion of Counsel and an Officer's Certificate stating that such amendment is authorized and permitted by, or has been effected in compliance with, this

Trust Agreement. Any Trustee may, but shall not be obligated to, enter into any such amendment which affects such Trustee's own rights, duties, immunities or liabilities under this Trust Agreement or otherwise, and no such amendment shall be binding on such Trustee without its prior written consent thereto.

                (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

                Section 10.03 Separability. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                Section 10.04 Governing Law. THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF).

                Section 10.05 Successors. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Trustees, including any successor by operation of law.

                Section 10.06 Headings. The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

                Section 10.07 Notice and Demand. Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (i) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address appear on the Securities Register and (ii) in the case of the Common Securityholder or the Depositor, to Nextel Communications, Inc., 2001 Edmund Halley Drive, Reston, Virginia 20191, Attention: Corporate Secretary, Facsimile No. __________. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

                Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust or the Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (i) with respect to the Property Trustee and the Delaware Trustee, to __________, Attention: Corporate Trust Administration - Nextel Capital Trust [I/II/III]; and (ii) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked Attention: Administrative Trustees of Nextel Capital Trust [I/II/III] c/o Corporate Secretary. Such notice, demand or other communication to or upon the Trust or the Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the applicable Trustee.

                Section 10.08 Conflict with Trust Indenture Act.

                (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trustee Agreement and shall, to the extent applicable, be governed by such provisions.

                (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

                (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, such Trust Indenture Act provision shall apply to this Trust Agreement only as so modified or excluded, as the case may be.

                (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                Section 10.09 Acceptance of Terms of Trust Agreement, Guarantees and Subordinated Indenture.

                THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE SUBORDINATED INDENTURE AND THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THOSE TERMS AND PROVISIONS SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

                Section 10.10 Execution of Counterparts. This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the parties to one or more of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                IN WITNESS WHEREOF, the parties hereto have executed and delivered this Trust Agreement as of the date first above written.

                                      NEXTEL COMMUNICATIONS, INC.,
                                      as Depositor


                                      By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                      ------------------------,
                                      as Property Trustee


                                      By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                      ------------------------,
                                      as Delaware Trustee


                                      By:
                                          ----------------------------------
                                          Name:
                                          Title:



                                          ----------------------------------
                                          ------------------------,
                                          as Administrative Trustee



                                          ----------------------------------
                                          ------------------------,
                                          as Administrative Trustee



                                          ----------------------------------
                                          ------------------------,
                                          as Administrative Trustee

                                    EXHIBIT A

         THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED IN THE
                       TRUST AGREEMENT REFERRED TO HEREIN


Certificate Number                                   Number of Common Securities
      C-1                                                     _______

                    Certificate Evidencing Common Securities
                                       of
                         NEXTEL CAPITAL TRUST [I/II/III]


                                Common Securities
                  (Liquidation Amount $___ per Common Security)

                Nextel Capital Trust [I/II/III], a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Nextel Communications, Inc. (the "Holder") is the registered owner of ______________ (______) common securities of the Trust constituting undivided beneficial interests in the assets of the Trust and designated the Common Securities (Liquidation Amount $___ per Common Security) (the "Trust Common Securities"). In accordance with Section 5.10 of the Trust Agreement (as defined below) the Common Securities are not transferable, except by operation of law or as permitted by the Trust Agreement referred to herein, and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of ________, 200_, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

                IN WITNESS WHEREOF, the Administrative Trustee of the Trust has executed this certificate this ____ day of _______, 20__.

                                             NEXTEL CAPITAL TRUST [I/II/III]

                                             By:
                                                ------------------------------
                                                ------------------------,
                                                as Administrative Trustee

                                    EXHIBIT B

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

                THIS AGREEMENT AS TO EXPENSES AND LIABILITIES (this "Agreement") is made as of ________, 200_, between Nextel Communications, Inc., a Delaware corporation (the "Company"), and Nextel Capital Trust [I/II/III], a Delaware statutory trust (the "Trust").

                WHEREAS, the Trust intends to issue its Common Securities (the "Common Securities") to, and receive Junior Subordinated Debt Securities from, the Company and to issue and sell Nextel Capital Trust [I/II/III] ____% Trust Preferred Securities (the "Preferred Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust dated as of ________, 200_, as the same may be amended from time to time (the "Trust Agreement"); and

                WHEREAS, the Company is the issuer of the Junior Subordinated Debt Securities.

                NOW, THEREFORE, in consideration of the purchase by each holder of the Preferred Securities, which purchase the Company hereby agrees shall benefit the Company and which purchase the Company acknowledges will be made in reliance upon the execution and delivery of this Agreement, the Company and the Trust hereby agree as follows:

                                    ARTICLE I

                Section 1.01. Guarantee by the Company. Subject to the terms and conditions hereof, the Company hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than obligations of the Trust to pay to holders of any Preferred Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Preferred Securities. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

                Section 1.02. Term of Agreement. This Agreement shall terminate and be of no further force and effect upon the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Guarantee Agreement dated the date hereof by the Company and __________, as guarantee trustee, or under this Agreement for any reason whatsoever. Except as set forth in this Section 1.02, this Agreement is continuing, irrevocable, unconditional and absolute.

                Section 1.03. Waiver of Notice. The Company hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and the Company hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

                Section 1.04. No Impairment. The obligations, covenants, agreements and duties of the Company under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

                (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

                (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

                There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the Company with respect to the happening of any of the foregoing.

                Section 1.05. Enforcement. A Beneficiary may enforce this Agreement directly against the Company and the Company waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against the Company.

                Section 1.06. Subrogation. The Company shall be subrogated to all rights (if any) of the Trust in respect of any amounts paid to the Beneficiaries by the Company under this Agreement; provided, however, that the Company shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Agreement.

                                   ARTICLE II

                Section 2.01. Binding Effect. All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Company and shall inure to the benefit of the Beneficiaries.

                Section 2.02. Amendment. So long as there remains any Beneficiary or any Preferred Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Preferred Securities.

                Section 2.03. Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex):

                              Nextel Capital Trust [I/II/III]
                              c/o [Guarantee Trustee]
                              ____________

                              ____________
                              Facsimile No.:  __________
                              Attention:  Corporate Trust Administration

                              Nextel Communications, Inc.
                              2001 Edmund Halley Drive
                              Reston, Virginia 20191
                              Facsimile No.:  __________
                              Attention:  __________

                Section 2.04. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                Section 2.05. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF).

                THIS AGREEMENT is executed as of the date first above written.

                                            NEXTEL COMMUNICATIONS, INC.

                                            By:
                                               -------------------------------
                                               Name:
                                               Title:


                                            NEXTEL CAPITAL TRUST [I/II/III]

                                            By:
                                               -------------------------------
                                                                           , as
                                               ----------------------------
                                                Administrative Trustee

                                    Exhibit C

                Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Nextel Capital Trust [I/II/III] or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner thereof, Cede & Co., has an interest herein.


Certificate Number                                           Number of Preferred
                                                             Securities
                                                             ___________________
P-__                                                         CUSIP NO.

                  Certificate Evidencing Preferred Securities
                                       of
                         Nextel Capital Trust [I/II/III]

                         ___% Trust Preferred Securities
                (Liquidation Amount $___ per Preferred Security)

                Nextel Capital Trust [I/II/III], a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of _________ (_______) preferred securities of the Trust constituting undivided beneficial interests in the assets of the Trust and designated the Nextel Capital Trust [I/II/III] ___% Trust Preferred Securities (Liquidation Amount $____ per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.04 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of ___________, 200__, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Preferred Securities as set forth therein. The Holder of this certificate is entitled to the benefits of a guarantee by Nextel Communications, Inc., a Delaware corporation (the "Company"), pursuant to a Guarantee Agreement between the Company and _______________, as guarantee trustee, dated as of ___________, 200__, as the same may be amended from time to time (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

                Upon receipt of this certificate, the Holder of this certificate is bound by the Trust Agreement and is entitled to the benefits thereunder.

                IN WITNESS WHEREOF, the Administrative Trustee of the Trust has executed this certificate this ____ day of ________, 20__.

                                            NEXTEL CAPITAL TRUST [I/II/III]


                                            By:
                                               -------------------------------
                                                                           , as
                                               ----------------------------
                                                Administrative Trustee

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers to:

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints ____________ as agent to transfer the Preferred Security or Preferred Securities evidenced by this Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     ----------------------------------------

Signature:
     ----------------------------------------

(Sign exactly as your name appears on the other side of this Certificate)